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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2001



                        LEAP WIRELESS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE                         0-29752                          33-0811062
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
       OF INCORPORATION)

   10307 PACIFIC CENTER COURT, SAN DIEGO, CALIFORNIA                             92121
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                               (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 882-6000

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        This Current Report on Form 8-K is filed by Leap Wireless International,
Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS.

        Attached as Exhibit 1.1 hereto and incorporated by reference herein is the Underwriting Agreement between Credit Suisse First Boston Corporation, dated as of May 2, 2001, in connection with the sale of 2,800,000 shares of the Company's common stock, par value $.0001 per share, and the granting of an over-allotment option to purchase 200,000 shares of common stock pursuant to the Company's Prospectus Supplement, dated May 2, 2001, to the Prospectus dated April 4, 2001.

ITEM 7. EXHIBITS.

1.1 Underwriting Agreement, dated May 2, 2001, between Credit Suisse First Boston Corporation and the Company.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2001                    LEAP WIRELESS INTERNATIONAL, INC.



                                     By:     /s/ JAMES E. HOFFMANN
                                          --------------------------------------
                                          James E. Hoffmann
                                          Senior Vice President, General Counsel
                                          and Secretary



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